SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
February 15, 2011

BIOPHARM ASIA, INC.
___________________________
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-25487	88-0409159
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

New Agriculture Development Park
Daquan Village, Tonghua County, Jilin Province, P.R. China	134115
(Address of principal executive offices)	(Zip Code)

011-86-435-5211804
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2011, Shengqun Li, resigned as Chief Executive Officer of BioPharm Asia, Inc.

On February 16, 2011, the Board of Directors of the Company elected Xia Yang Hu as its Chief Executive Officer.

Mr. Hu, age 48, was Vice President of BioPharm Asia, Inc. from August 2009 to February 2011, was Bei Da Zong Heng Management Consulting Co., Ltd. from October 2008 to August 2009, Partner, Guang Dong Lipusheng Medical Apparatus and Instruments Biotechnology Co., Ltd. from May 2001 to October 2008, Chief Executive Officer, from May 1999 to May 2001, General Manager Assistant of Sirona Germany, from February 1992 to May 1999, Vice Manager of Guangzhou Eastern People Group Medicine & Health Products Co., Ltd. from July 1989 to February 1992, Industrial Engineer of Guangzhou Medicine Industrial Research Institution

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2011

BIOPHARM ASIA, INC.

By:	/s/ Yanhua Han
Yanhua Han Chairman